                                                                     EXHIBIT 6.2



                                                                  CONFORMED COPY


                             Dated 18 SEPTEMBER 2003

                       CHARTERED SILICON PARTNERS PTE LTD
                                   as Borrower

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                            CITIBANK, N.A., SINGAPORE
                          UNITED OVERSEAS BANK LIMITED
              SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH
            INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH
                COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
                                as Lead Arrangers

              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
                               MIZUHO GLOBAL, LTD
                       UFJ BANK LIMITED, SINGAPORE BRANCH
                     THE NORINCHUKIN BANK, SINGAPORE BRANCH
                        CREDIT LYONNAIS, SINGAPORE BRANCH
                                  as Arrangers

              THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
                                 as Co-Arranger

                     BAYERISCHE LANDESBANK, SINGAPORE BRANCH
                                 as Lead Manager

                           WESTLB AG, SINGAPORE BRANCH
                                   as Manager

                            CITIBANK, N.A., SINGAPORE
                          UNITED OVERSEAS BANK LIMITED
                      ABN AMRO BANK N.V., SINGAPORE BRANCH
            INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH
                COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
                   OVERSEA-CHINESE BANKING CORPORATION LIMITED
              SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
              THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
                       UFJ BANK LIMITED, SINGAPORE BRANCH
                     THE NORINCHUKIN BANK, SINGAPORE BRANCH
                               MIZUHO GLOBAL, LTD
                        CREDIT LYONNAIS, SINGAPORE BRANCH
                     BAYERISCHE LANDESBANK, SINGAPORE BRANCH
                           WESTLB AG, SINGAPORE BRANCH
                               as Guarantor Banks

                            CITIBANK, N.A., SINGAPORE
                          UNITED OVERSEAS BANK LIMITED
                      ABN AMRO BANK N.V., SINGAPORE BRANCH
            INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH
                COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH
                   OVERSEA-CHINESE BANKING CORPORATION LIMITED
              SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH
              THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH
              THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED
                       UFJ BANK LIMITED, SINGAPORE BRANCH
                     THE NORINCHUKIN BANK, SINGAPORE BRANCH
                               MIZUHO GLOBAL, LTD
                        CREDIT LYONNAIS, SINGAPORE BRANCH
                     BAYERISCHE LANDESBANK, SINGAPORE BRANCH
                 CHANG HWA COMMERCIAL BANK LTD, SINGAPORE BRANCH
                  HUA NAN COMMERCIAL BANK LTD, SINGAPORE BRANCH
                           WESTLB AG, SINGAPORE BRANCH
                               RESONA BANK LIMITED
          THE INTERNATIONAL COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH
                                as Lending Banks

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                                    as Agent

                                       and

                      ABN AMRO BANK N.V., SINGAPORE BRANCH
                               as Security Trustee

                             SUPPLEMENTAL AGREEMENT
           (RELATING TO THE CREDIT AGREEMENT DATED 28 SEPTEMBER 2000)

                               TABLE OF CONTENTS

CONTENTS                                                                    PAGE
1. INTERPRETATION.......................................................      3

2. AMENDMENTS TO THE CREDIT AGREEMENT...................................      3

3. CONDITIONS PRECEDENT.................................................      4

4. REPRESENTATIONS AND WARRANTIES.......................................      4

5. CONFIRMATION.........................................................      5

6. EXPENSES AND STAMP DUTY..............................................      5

7. GOVERNING LAW........................................................      5

8. CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CHAPTER 53B OF SINGAPORE....      5

SCHEDULE 1 BANKS.........................................................     6

SCHEDULE 2 CONDITIONS PRECEDENT..........................................     8

APPENDIX   FORM OF CSM LETTER OF CONFIRMATION...........................      9

THIS SUPPLEMENTAL AGREEMENT is made on 18 SEPTEMBER 2003 BETWEEN:

(1)  CHARTERED SILICON PARTNERS PTE LTD (the "BORROWER");

(2) ABN AMRO BANK N.V., SINGAPORE BRANCH, CITIBANK, N.A., SINGAPORE, UNITED OVERSEAS BANK LIMITED (the successor-in-title to OVERSEAS UNION BANK LIMITED), SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH (formerly known as THE SUMITOMO BANK, LIMITED), INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH, and COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH (the "LEAD ARRANGERS");

(3) THE BANK OF TOKYO-MITSUBISHI, LTD., SINGAPORE BRANCH, UFJ BANK LIMITED, SINGAPORE BRANCH (formerly known as THE SANWA BANK LIMITED, SINGAPORE BRANCH), MIZUHO GLOBAL, LTD, THE NORINCHUKIN BANK, SINGAPORE Branch, and CREDIT LYONNAIS, SINGAPORE BRANCH (the "ARRANGERS");

(4)  THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED (the "CO-ARRANGER');

(5)  BAYERISCHE LANDESBANK, SINGAPORE BRANCH (the "LEAD MANAGER");

(6) WESTLB AG, SINGAPORE BRANCH (formerly known as WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH) (the "MANAGER");

(7) THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part A of Schedule 1 (the "GUARANTOR BANKS");

(8) THE SEVERAL BANKS AND FINANCIAL INSTITUTIONS named in Part B of Schedule 1 (the "LENDING BANKS");

(9) ABN AMRO BANK N.V., SINGAPORE BRANCH, as agent for and on behalf of the Banks (as defined in the Credit Agreement referred to below) (in such capacity, the "AGENT", which expression shall include any of its successors in such capacity); and

(10) ABN AMRO BANK N.V., SINGAPORE BRANCH, as security trustee for the Banks (as defined in the Credit Agreement referred to below) (in such capacity, the "SECURITY TRUSTEE", which expression shall include any of its successors in such capacity), and amends a Credit Agreement dated 28 September 2000 made between (1) the Borrower, as borrower, (2) the Lead Arrangers named therein, as lead arrangers,
(3) the Arrangers, as arrangers, (4) the Co-Arranger, as co-arranger, (5) the Lead Manager, as lead manager, (6) the Manager, as manager, (7) the Guarantor Banks named therein, as guarantor banks, (8) the Lending Banks named therein, as lending banks, (9) the Agent, as agent and (10) the Security Trustee, as security trustee, as amended by a supplemental letter dated 26 June 2002 (the "CREDIT AGREEMENT").

WHEREAS:

(A) Pursuant to the Credit Agreement, (1) the Guarantor Banks agreed to grant to the Borrower a S$240,000,000 guarantee facility or a US$140,000,000 term loan facility and (2) the Lending Banks agreed to grant to the Borrower a US$680,000,000 term loan facility, upon the terms and subject to the conditions of the Credit Agreement.

(B) The Borrower, the Lead Arrangers, the Arrangers, the Co-Arranger, the Lead Manager, the Manager, the Guarantor Banks, the Lending Banks, the Agent and the Security

     Trustee have agreed to amend certain provisions of the Credit Agreement in the manner, on the terms and subject to the conditions set out in this Supplemental Agreement.

IT IS AGREED as follows:

1.   INTERPRETATION

1.1 DEFINITIONS: In this Supplemental Agreement, except to the extent that the context requires otherwise:

     "CSM LETTER OF CONFIRMATION" means the letter of confirmation entered or to be entered into by CSM, substantially in the form of the Appendix (or in such other form as may be agreed by the Borrower, CSM, the Agent and the Majority Banks); and

     "EFFECTIVE DATE" shall have the meaning ascribed to it in Clause 3.

1.2 CONSTRUCTION OF CERTAIN REFERENCES: All terms and references used in the Credit Agreement and which are defined or construed in the Credit Agreement but are not defined or construed in this Supplemental Agreement shall have the same meaning and construction in this Supplemental Agreement. All references in this Supplemental Agreement to the Credit Agreement shall be to the Credit Agreement as amended, supplemented or modified by this Supplemental Agreement.

1.3 MISCELLANEOUS: The headings in this Supplemental Agreement are inserted for convenience only and shall be ignored in construing this Supplemental Agreement. Unless otherwise stated, references to "APPENDIX", "CLAUSES" and "SCHEDULES" are to be construed as references to the appendix to, the clauses of, and the schedules to, this Supplemental Agreement.


2.   AMENDMENTS TO THE CREDIT AGREEMENT

     The parties to this Supplemental Agreement agree that, with effect from the Effective Date, the Credit Agreement shall be amended as follows:

2.1  Clause 1(A) of the Credit Agreement shall be amended as follows:

     2.1.1 by deleting the definition of "COMMITMENT TERMINATION DATE" and substituting it with the following:

           ""COMMITMENT TERMINATION DATE" means (1) in relation to the Guarantee Commitments, 30 June 2001, (2) in relation to the Tranche A Term Commitments, the date falling 48 months from the date of this Agreement and (3) in relation to the Tranche B Term Commitments, the date falling 36 months from the date of this Agreement;"; and

     2.1.2 by inserting, after the definition of "FINANCING DOCUMENTS", the following new definition:

           "FIRST REPAYMENT DATE" means the date falling 42 months from the date of this Agreement;".

2.2 Clause 7(A)(1) of the Credit Agreement shall be amended by deleting it in its entirety and substituting it with the following:

     "(A) Repayment: (1) Subject as otherwise provided in this Agreement:

          (a) the Borrower shall, on the First Repayment Date, repay an amount (the "FIRST Instalment") equal to one-sixth of the Tranche A Advances outstanding on the First Repayment Date; and

          (b) the Tranche A Advances outstanding at the end of the Commitment Termination Date relating to the Tranche A Term Commitments shall be repaid by the Borrower in five equal semi-annual instalments, one instalment falling due on each Repayment Date (other than the First Repayment Date). For the avoidance of doubt, the Borrower shall repay any outstanding Tranche A Advance in full on the Final Maturity Date.".

2.3 Clause 10(B)(1) of the Credit Agreement shall be amended by deleting it in its entirety and substituting it with the following:

     "(B) Commitment Fee: (1) The Borrower shall pay to each Lending Bank:

          (a) a commitment fee at the rate of 0.25 per cent. per annum on the amount of each Lending Bank's Available Tranche A Commitment from day to day during the period beginning on the date of this Agreement and ending on the date falling 36 months from the date of this Agreement (the "RELEVANT DATE");

          (b) a commitment fee at the rate of 0.75 per cent. per annum on the amount of each Lending Bank's Available Tranche A Commitment from day to day during the period beginning on the date immediately following the Relevant Date and ending on the Commitment Termination Date relating to the Tranche A Term Commitments.

     The commitment fees payable under this sub-Clause (B) shall be payable in arrear quarterly from the date of this Agreement and on the Commitment Termination Date relating to the Tranche A Term Commitments or any earlier date on which that Lending Bank's Available Tranche A Commitment first equals zero.".


3.   CONDITIONS PRECEDENT

     This Supplemental Agreement (and the amendments contemplated hereunder) shall take effect on and from the date (the "EFFECTIVE DATE") on which the Agent has confirmed to the Borrower and the Banks that the Agent has received each of the documents specified in Schedule 2, PROVIDED that on the Effective Date:

3.1 all representations and warranties contained in Clause 14 of the Credit Agreement have been complied with and would be correct in all material respects if repeated on such date by reference to the circumstances existing at such date; and

3.2 no Event of Default has occurred and is continuing, other than any waived in accordance with Clause 26(B) of the Credit Agreement.


4.   REPRESENTATIONS AND WARRANTIES

     The Borrower represents and warrants to and for the benefit of each of the other parties to this Supplemental Agreement that:

4.1 all action, conditions and things required to be taken, fulfilled and done (including the obtaining of any necessary consents, if applicable) in order
     (a) to enable it lawfully to enter into, exercise its rights and perform and comply with its obligations under this Supplemental Agreement and (b) to make this Supplemental Agreement admissible in evidence in the courts of Singapore, have been taken, fulfilled and done;

4.2 its entry into, exercise of its rights and/or performance of or compliance with its obligations under this Supplemental Agreement, do not and will not violate (a) any law to which it is subject or (b) any provision of its Memorandum and Articles of Association; and

4.3 this Supplemental Agreement constitutes its valid, binding and enforceable obligations in accordance with its terms.


5.   CONFIRMATION

     The Borrower hereby irrevocably and unconditionally confirms that each of the Project Account Charge, the DSRA Account Charge, the Subordination Agreement and the Trust Deed remains in full force and effect and is binding on itself notwithstanding the amendments to the Credit Agreement in the manner provided in this Supplemental Agreement.


6.   EXPENSES AND STAMP DUTY

     The Borrower shall pay:

6.1 on demand, all costs and expenses (including legal fees and all goods and services, value added and other duties or taxes payable on such costs and expenses) reasonably incurred by the Agent in connection with the preparation, negotiation and entry into of this Supplemental Agreement and the CSM Letter of Confirmation; and

6.2 promptly, and in any event before any penalty becomes payable, any stamp, goods and services, value added, documentary or similar duty or tax payable in connection with the entry into, performance, enforcement and admissibility in evidence of this Supplemental Agreement and the CSM Letter of Confirmation, and shall indemnify the Agent and the Banks against any liability with respect to or resulting from any delay in paying or omission to pay any such tax.


7.   GOVERNING LAW

     This Supplemental Agreement shall be governed by, and construed in accordance with, the laws of Singapore.


8.   CONTRACTS (RIGHTS OF THIRD PARTIES) ACT, CHAPTER 53B OF SINGAPORE

     A person who is not a party to this Supplemental Agreement has no right under the Contracts (Rights of Third Parties) Act, Chapter 53B of Singapore to enforce or enjoy the benefit of any term of this Supplemental Agreement.

                                   SCHEDULE 1


                                      BANKS



                            PART A - GUARANTOR BANKS

1.   Citibank N.A., Singapore

2. United Overseas Bank Limited (the successor-in-title to Overseas Union Bank Limited)

3.   ABN AMRO Bank, N.V., Singapore Branch

4.   Industrial And Commercial Bank Of China, Singapore Branch

5.   Commerzbank Aktiengesellschaft, Singapore Branch

6.   Oversea-Chinese Banking Corporation Limited

7. Sumitomo Mitsui Banking Corporation, Singapore Branch (formerly known as The Sumitomo Bank, Limited, Singapore Branch)

8.   The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch

9.   The Hongkong and Shanghai Banking Corporation Limited

10.  Mizuho Global, Ltd

11.  The Norinchukin Bank, Singapore Branch

12. UFJ Bank Limited, Singapore Branch (formerly known as The Sanwa Bank Limited, Singapore Branch)

13.  Credit Lyonnais, Singapore Branch

14.  Bayerische Landesbank, Singapore Branch

15. WestLB AG, Singapore Branch (formerly known as Westdeutsche Landesbank Girozentrale, Singapore Branch)

                             PART B - LENDING BANKS

1.   Citibank N.A., Singapore

2. United Overseas Bank Limited (the successor-in-title to Overseas Union Bank Limited)

3.   ABN AMRO Bank, N.V., Singapore Branch

4.   Industrial And Commercial Bank Of China, Singapore Branch

5.   Commerzbank Aktiengesellschaft, Singapore Branch

6.   Oversea-Chinese Banking Corporation Limited

7. Sumitomo Mitsui Banking Corporation, Singapore Branch (formerly known as The Sumitomo Bank, Limited, Singapore Branch)

8.   The Bank of Tokyo-Mitsubishi, Ltd., Singapore Branch

9.   The Hongkong and Shanghai Banking Corporation Limited

10.  Mizuho Global, Ltd

11.  The Norinchukin Bank, Singapore Branch

12. UFJ Bank Limited, Singapore Branch (formerly known as The Sanwa Bank Limited, Singapore Branch)

13.  Credit Lyonnais, Singapore Branch

14.  Bayerische Landesbank, Singapore Branch

15.  Chang Hwa Commercial Bank Ltd, Singapore Branch

16.  Hua Nan Commercial Bank Ltd, Singapore Branch

17. WestLB AG, Singapore Branch (formerly known as Westdeutsche Landesbank Girozentrale, Singapore Branch)

18.  Resona Bank Limited (formerly known as The Asahi Bank Ltd, Tokyo Branch)

19.  The International Commercial Bank of China, Singapore Branch

                                   SCHEDULE 2


                              CONDITIONS PRECEDENT


1. A certified copy of each of (1) the certificate of incorporation of the Borrower, (2) the Memorandum and Articles of Association of the Borrower, (3) the certificate of incorporation (or equivalent) of CSM and (4) the Memorandum and Articles of Association (or equivalent) of CSM (unless an up to date copy of each document has already been delivered to the Agent).

2. A copy, certified true by an authorised officer of the Borrower as being in full force and effect on the date thereof, of:

     (1) all actions required to be taken by the Borrower (a) authorising the entry into of this Supplemental Agreement and (b) authorising appropriate persons to execute and deliver this Supplemental Agreement on behalf of the Borrower and to take any action contemplated in this Supplemental Agreement; and

     (2) all necessary consents required by the Borrower for the execution, delivery and performance of this Supplemental Agreement or, if no such consents are necessary, a certificate to that effect from a person duly authorised by the Borrower so to certify.

3. Specimen signatures of the respective persons referred to in paragraph 2 above, duly certified, together with certificates of incumbency, also duly certified, in respect of each such person.

4. A copy, certified true by an authorised officer of CSM as being in full force and effect on the date thereof, of:

     (1) all actions required to be taken by CSM (a) authorising the entry into of the CSM Letter of Confirmation and (b) authorising appropriate persons to execute and deliver the CSM Letter of Confirmation on behalf of CSM and to take any action contemplated in the CSM Letter of Confirmation; and

     (2) all necessary consents required by CSM for the execution, delivery and performance of the CSM Letter of Confirmation or, if no such consents are necessary, a certificate to that effect from a person duly authorised by CSM so to certify.

5. Specimen signatures of the respective persons referred to in paragraph 4 above, duly certified, together with certificates of incumbency, also duly certified, in respect of each such person.

6. The CSM Letter of Confirmation, duly signed by CSM and delivered to the Agent.

                                    APPENDIX


                       FORM OF CSM LETTER OF CONFIRMATION


To:  ABN AMRO Bank N.V., Singapore Branch

     (in its capacity as security trustee for the

     Secured Parties (referred to below))

     63, Chulia Street, 5th Floor,

     Singapore 049514.

                                                            [             ] 2003

Dear Sirs,



                       CHARTERED SILICON PARTNERS PTE LTD

               SUPPLEMENTAL AGREEMENT DATED [             ] 2003

              (THE "SUPPLEMENTAL AGREEMENT") BEING SUPPLEMENTAL TO

                              THE CREDIT AGREEMENT

 DATED 28 SEPTEMBER 2000, AS AMENDED BY A SUPPLEMENTAL LETTER DATED 26 JUNE 2002

                            (THE "CREDIT AGREEMENT")


     We refer to the Subordination Agreement dated 28 June 2002 (the "SUBORDINATION AGREEMENT") entered into by (1) Chartered Silicon Partners Pte Ltd, as Borrower, (2) ourselves, as CSM and (3) ABN AMRO Bank N.V., Singapore Branch, acting in the capacity as Security Trustee for itself and the other Secured Parties (as defined therein).

     Terms defined and references construed in the Credit Agreement (as amended by the Supplemental Agreement and as amended, supplemented and modified from time to time) shall have the same meaning when used herein.

     We, Chartered Semiconductor Manufacturing Ltd, a company incorporated and validly existing under the laws of Singapore, hereby irrevocably and unconditionally acknowledge the amendments to the provisions of the Credit Agreement in the manner set out in the Supplemental Agreement and hereby confirm that the Subordination Agreement remains in full force and effect and is binding on us and shall continue in full force and effect and be binding on us notwithstanding the amendments to the Credit Agreement in the manner provided in the Supplemental Agreement.

     Each reference in the Subordination Agreement to "CREDIT AGREEMENT" shall be a reference to the Credit Agreement as amended, modified or supplemented by the Supplemental Agreement and as amended, supplemented and modified from time to time. Each reference in this Letter of Confirmation to the Subordination Agreement shall be a reference to the Subordination Agreement as amended, modified or supplemented from time to time.

                                                Yours faithfully,

                                                for and on behalf of

                                      CHARTERED SEMICONDUCTOR MANUFACTURING LTD



                                                By:
                                                    ----------------------------



                                                Name:
                                                      --------------------------



                                                Title:
                                                       -------------------------

IN WITNESS WHEREOF this Supplemental Agreement has been entered into on the date stated at the beginning.


THE BORROWER

CHARTERED SILICON PARTNERS PTE LTD

60, Woodlands Industrial Park D,

Street 2,

Singapore 738406.



Fax Number: 6360 4970

Attention: Legal Department





By:    Sd. George Thomas                   Witness: Sd. Looi Lee Hwa
       ---------------------------                  ----------------------------

Name:  George Thomas                       Name:    Looi Lee Hwa
       ---------------------------                  ----------------------------

Title: VP & CFO/Director                   Address: General Counsel
       ---------------------------                  ----------------------------




THE LEAD ARRANGERS



ABN AMRO BANK N.V.,

SINGAPORE BRANCH

63, Chulia Street, 13th Floor,

Singapore 049514.



Fax Number: 6231 8477

Attention: Ms Samantha Chew/Ms Leo Cher Ling





By:    Sd. Samantha Chew                   By:    Sd. Patricia Chew
       ---------------------------                ------------------------------

Name:  Sd. Samantha Chew                   Name:  Patricia Chew
       ---------------------------                ------------------------------

Title: Group Vice President                Title: Vice President
       ---------------------------                ------------------------------

CITIBANK, N.A., SINGAPORE

5, Shenton Way, #37-03,

UIC Building,

Singapore 068808.



Fax Number: 6328 5402

Attention: Ms Agnes Liew / Mr Silas Lee





By:    Sd. Agnes Liew
       ---------------------------

Name:  Agnes Liew
       ---------------------------

Title: Managing Director -
       ---------------------------
       Head, Corporate Banking
       ---------------------------




UNITED OVERSEAS BANK LIMITED (the successor-in-title to OVERSEAS UNION BANK LIMITED)

1, Raffles Place, 10th Floor,

OUB Centre,

Singapore 048616.



Fax Number: 6538 2449

Attention: Mr Gan Tit Thiam/Mr Koh Poh Guan





By:    Sd. Wee Joo Yeow
       ---------------------------

Name:  Wee Joo Yeow
       ---------------------------

Title: Executive Vice President
       ---------------------------
       Corporate Banking Sector
       ---------------------------

SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH

3 Temasek Avenue

#06-01 Centennial Tower

Singapore 039190



Fax Number: 6882 0490

Attention: Mr Isao Kojima/Mr Nelson Tan



By:    Sd. Nobuhiro Ito
       -----------------------------

Name:  Nobuhiro Ito
       -----------------------------

Title: Joint General Manager
       -----------------------------




INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH

6, Raffles Quay, #12-01

John Hancock Tower

Singapore 048580



Fax Number: 6538 1370 / 6538 9342

Attention: Mr Kenneth Chai



By:    Sd. Kenneth Chai
       -----------------------------

Name:  Kenneth Chai
       -----------------------------

Title: Business Relationship Manager
       -----------------------------

COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH

8, Shenton Way, #42-01

Temasek Tower

Singapore 068811



Fax Number: 6226 2792

Attention: Mr Derek Lau/Ms Cindy Wong



By:    Sd. Derek Lau                       By:    Sd. Shirlyn Loo
       -----------------------------              ------------------------------

Name:  Derek Lau                           Name:  Shirlyn Loo
       -----------------------------              ------------------------------

Title: Head-Telecom, Media &               Title: Assistant Manager
       -----------------------------              ------------------------------
       Technology/Energy
       -----------------------------




THE ARRANGERS



THE BANK OF TOKYO-MITSUBISHI, LTD.,

SINGAPORE BRANCH

9, Raffles Place, #01-01,

Republic Plaza,

Singapore 048619.



Fax Number: 6536 5458

Attention: Mr Gan Boon Seng/Ms Lily Tan



By:    Sd. Yasunori Fuji
       -----------------------------

Name:  Yasunori Fuji
       -----------------------------

Title: Deputy General Manager
       -----------------------------

UFJ BANK LIMITED, SINGAPORE BRANCH (formerly known as THE SANWA BANK LIMITED,

SINGAPORE BRANCH)

6, Raffles Quay, #24-01,

John Hancock Tower,

Singapore 048580.



Fax Number: 6538 4636

Attention: Ms Kadelyn Kwong/Mr Teo Kiat Seong



By:    Sd. Teo Kiat Seong
       -----------------------------

Name:  Teo Kiat Seong
       -----------------------------

Title: Senior Manager
       -----------------------------




MIZUHO GLOBAL, LTD

1-2-16, Yaesu, Chuo-ku,

Tokyo 103-0028, Japan



Fax Number: +81-3-3271-7240

Attention: Ms Lee Wei Gene/Mr Ng Hock Boon

c/o Mizuho Corporate Bank, Ltd.
    168 Robinson Road #13-00
    Capital Tower, Singapore 068912



By:    Sd. Tetsuya Kaneko
       -----------------------------

Name:  Tetsuya Kaneko
       -----------------------------

Title: Joint General Manager
       -----------------------------

THE NORINCHUKIN BANK, SINGAPORE BRANCH

80, Raffles Place, #53-01

UOB Plaza 1

Singapore 048624



Fax number: 6538 3282

Attention: Mr Raymond Ting



By:    Sd. Yuji Shimauchi
       -----------------------------

Name:  Yuji Shimauchi
       -----------------------------

Title: General Manager
       -----------------------------





CREDIT LYONNAIS, SINGAPORE BRANCH

3, Temasek Avenue, #11-01

Centennial Tower

Singapore 039190



Fax number: 6 333 8541 / 6333 6332

Attention: Mr John Tai / Mr Adrian Tay

           Ms Linda Seah/Ms Serene Teo (Loan Administration)



By:    Sd. Yves Rousselin
       -----------------------------

Name:  Yves Rousselin
       -----------------------------

Title: First Deputy General Manager
       -----------------------------

CO-ARRANGER



THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

21, Collyer Quay, #07-00

HSBC Building

Singapore 049320



Fax number: 6222 0193

Attention: Mr Young Yi / Mr David Tang





By:    Sd. Young Yi                     By:    Sd. David Tang
       -----------------------------           ---------------------------------

Name:  Young Yi.                        Name:  David Tang
       -----------------------------           ---------------------------------

Title: Vice President                   Title: Vice President
       -----------------------------           ---------------------------------
       Corporate Banking                       Corporate & Institutional Banking
       -----------------------------           ---------------------------------




LEAD MANAGER



BAYERISCHE LANDESBANK,

SINGAPORE BRANCH

300, Beach Road, #37-01,

The Concourse,

Singapore 199555.



Fax Number: 6293 3171

Attention: Mr Michael Giang/Mr Ng Chong Inn



By:    Sd. Ng Chong Inn                    By:    Sd. Michael S.C. Giang
       -----------------------------              ------------------------------

Name:  Ng Ching Inn                        Name:  Michael S.C. Giang
       -----------------------------              ------------------------------

Title: Vice President                      Title: Assistant Vice President
       -----------------------------              ------------------------------

THE MANAGER



WESTLB AG, SINGAPORE BRANCH (formerly known as WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH)

3 Temasek Avenue, #33-00

Centennial Tower

Singapore 039190



Fax number: 6333 2543 / 6 333 2542

Attention: Mr Lua Too Swee / Mr Dominic Chow



By:    Sd. Lua Too Swee                    By:    Sd. Frank Aulich
       -----------------------------              ------------------------------

Name:  Lua Too Swee                        Name:  Frank Aulich
       -----------------------------              ------------------------------

Title: Executive Director                  Title: Director
       -----------------------------              ------------------------------




GUARANTOR BANKS



CITIBANK, N.A., SINGAPORE

5, Shenton Way, #37-03,

UIC Building,

Singapore 068808.



Fax Number: 6328 5402

Attention: Ms Agnes Liew / Mr Silas Lee



By:    Sd. Agnes Liew
       -----------------------------

Name:  Agnes Liew
       -----------------------------

Title: Managing Director -
       -----------------------------
       Head, Corporate Banking
       -----------------------------

UNITED OVERSEAS BANK LIMITED (the successor-in-title to OVERSEAS UNION BANK LIMITED)

1, Raffles Place, 10th Floor,
OUB Centre,
Singapore 048616.


Fax Number: 6538 2449

Attention: Mr Gan Tit Thiam/Mr Koh Poh Guan




By:              Sd. Wee Joo Yeow
         -----------------------------------
Name:              Wee Joo Yeow
         -----------------------------------
Title:        Executive Vice President
         -----------------------------------
              Corporate Banking Sector
         -----------------------------------



ABN AMRO BANK N.V.,
SINGAPORE BRANCH
63, Chulia Street, 13th Floor,
Singapore 049514.



Fax Number: 6231 8477
Attention: Ms Samantha Chew/Ms Leo Cher Ling



By:         Sd. Samantha Chew           By:         Sd. Patricia Chew
       ---------------------------             ---------------------------
Name:       Samantha Chew               Name:       Patricia Chew
       ---------------------------             ---------------------------
Title:      Group Vice President        Title:      Vice President
       ---------------------------             ---------------------------

INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH

6, Raffles Quay, #12-01
John Hancock Tower
Singapore 048580


Fax Number: 6538 1370 / 6538 9342

Attention: Mr Kenneth Chai




By:             Sd. Kenneth Chai
       -----------------------------------
Name:             Kenneth Chai
       -----------------------------------
Title:     Business Relationship Manger
       -----------------------------------




COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH

8, Shenton Way, #42-01
Temasek Tower
Singapore 068811


Fax Number: 6226 2792

Attention: Mr Derek Lau/Ms Cindy Wong



By:           Sd. Derek Lau           By:           Sd. Shirlyn Loo
       ---------------------------           -------------------------------
Name:         Derek Lau               Name:         Shirlyn Loo
       ---------------------------           -------------------------------
Title:     Head-Telecom, Media        Title:        Assistant Manager
       ---------------------------           -------------------------------
           & Technology/Energy
       ---------------------------

OVERSEA-CHINESE BANKING CORPORATION LIMITED

65, Chulia Street,
OCBC Centre #10-00,
Singapore 049513.



Fax Number: 6536 9327

Attention: Mr Peter Lim King Soon




By:              Sd. Goh Chong Theng
       ---------------------------------------
Name:            Goh Chong Theng
       ---------------------------------------
Title:   Head, Wholesale Corporate Marketing
       ---------------------------------------





SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH

3 Temasek Avenue
#06-01 Centennial Tower
Singapore 039190



Fax Number: 6882 0490

Attention: Mr Isao Kojima/Mr Nelson Tan




By:          Sd. Nobuhiro Ito
       ---------------------------------
Name:        Nobuhiro Ito
       ---------------------------------
Title:       Joint General Manager
       ---------------------------------

THE BANK OF TOKYO-MITSUBISHI, LTD.,
SINGAPORE BRANCH

9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.



Fax Number: 6536 5458

Attention: Mr Gan Boon Seng/Ms Lily Tan





By:           Sd. Yasunori Fuji
       ---------------------------
Name:         Yasunori Fuji
       ---------------------------
Title:   Deputy General Manager
       ---------------------------





THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

21, Collyer Quay, #07-00
HSBC Building
Singapore 049320



Fax number: 6222 0193

Attention: Mr Young Yi / Mr David Tang




By:         Sd. Young Yi               By:               Sd. David Tang
       ---------------------------           -----------------------------------
Name:       Young Yi                   Name:.            David Tang
       ---------------------------           -----------------------------------
Title:      Vice President             Title:            Vice President
       ---------------------------           -----------------------------------
            Corporate Banking                 Corporate & Institutional Banking
       ---------------------------           -----------------------------------

MIZUHO GLOBAL, LTD

1-2-16, Yaesu, Chuo-ku,
Tokyo 103-0028, Japan



Fax Number:       +81-3-3271-7240

Attention:        Ms Lee Wei Gene/Mr Ng Hock Boon

c/o      Mizuho Corporate Bank, Ltd.
         168 Robinson Road #13-00
         Capital Tower, Singapore 068912





By:           Sd. Tetsuya Kaneko
         ---------------------------------
Name:         Tetsuya Kaneko
        ----------------------------------
Title:        Joint General Manager
        ----------------------------------




THE NORINCHUKIN BANK, SINGAPORE BRANCH

80, Raffles Place, #53-01
UOB Plaza 1
Singapore 048624


Fax number: 6538 3282

Attention: Mr Raymond Ting




By:          Sd. Yuji Shimauchi
       ---------------------------

Name:        Yuji Shimauchi
       ---------------------------

Title:       General Manager
       ---------------------------

UFJ BANK LIMITED, SINGAPORE BRANCH (formerly known as THE SANWA BANK LIMITED, SINGAPORE BRANCH)

6, Raffles Quay, #24-01,
John Hancock Tower,
Singapore 048580.


Fax Number: 6538 4636

Attention: Ms Kadelyn Kwong/Mr Teo Kiat Seong




By:               Sd. Teo Kiat Seong
       -----------------------------------

Name:             Teo Kiat Seong
       -----------------------------------

Title:            Senior Manager
       -----------------------------------





CREDIT LYONNAIS, SINGAPORE BRANCH

3, Temasek Avenue, #11-01
Centennial Tower
Singapore 039190



Fax number: 6 333 8541 / 6333 6332

Attention:        Mr John Tai / Mr Adrian Tay

                  Ms Linda Seah/Ms Serene Teo (Loan Administration)





By:               Sd. Yves Rousselin
         ---------------------------------
Name:             Yves Rousselin
         ---------------------------------
Title:     First Deputy General Manager
         ---------------------------------

BAYERISCHE LANDESBANK,
SINGAPORE BRANCH

300, Beach Road, #37-01,
The Concourse,
Singapore 199555.



Fax Number: 6293 3171

Attention: Mr Michael Giang/Mr Ng Chong Inn




By:            Sd. Ng Chong Inn          By:        Sd. Michael S.C. Giang
       ------------------------------           --------------------------------
Name:          Ng Chong Inn              Name:      Michael S.C. Giang
       ------------------------------           --------------------------------
Title:         Vice President            Title:     Assistant Vice President
       ------------------------------           --------------------------------





WESTLB AG, SINGAPORE BRANCH (formerly known as WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH)

3 Temasek Avenue, #33-00
Centennial Tower
Singapore 039190



Fax number: 6333 2543 / 6 333 2542

Attention: Mr Lua Too Swee / Mr Dominic Chow



By:            Sd. Lua Too Swee              By:          Sd. Frank Aulich
       -----------------------------------          ----------------------------
Name:          Lua Too Swee                  Name:        Frank Aulich
       -----------------------------------          ----------------------------
Title:         Executive Director            Title:       Director
       -----------------------------------          ----------------------------

LENDING BANKS



CITIBANK, N.A., SINGAPORE

5, Shenton Way, #37-03,
UIC Building,
Singapore 068808.



Fax Number: 6328 5402

Attention: Ms Agnes Liew / Mr Silas Lee




By:              Sd. Agnes Liew
       -----------------------------------
Name:            Agnes Liew
       -----------------------------------
Title:           Managing Director -
       -----------------------------------
             Head, Corporate Banking
       -----------------------------------


UNITED OVERSEAS BANK LIMITED (the successor-in-title to OVERSEAS UNION BANK LIMITED)

1, Raffles Place, 10th Floor,
OUB Centre,
Singapore 048616.



Fax Number: 6538 2449

Attention: Mr Gan Tit Thiam/Mr Koh Poh Guan




By:               Sd. Wee Joo Yeow
       -----------------------------------
Name:             Wee Joo Yeow
       -----------------------------------
Title:      Executive Vice President
       -----------------------------------
            Corporate Banking Sector
       -----------------------------------

ABN AMRO BANK N.V.,
SINGAPORE BRANCH

63, Chulia Street, 13th Floor,
Singapore 049514.


Fax Number: 6231 8477

Attention: Ms Samantha Chew/Ms Leo Cher Ling




By:         Sd. Samantha Chew            By:           Sd. Patricia Chew
       -------------------------------          ------------------------------
Name:       Samantha Chew                Name:         Patricia Chew
       -------------------------------          ------------------------------
Title:      Group Vice President         Title:        Vice President
       -------------------------------          ------------------------------




INDUSTRIAL AND COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH

6, Raffles Quay, #12-01
John Hancock Tower
Singapore 048580


Fax Number: 6538 1370 / 6538 9342

Attention: Mr Kenneth Chai




By:             Sd. Kenneth Chai
       -----------------------------------
Name:           Kenneth Chai
       -----------------------------------
Title:   Business Relationship Manager
       -----------------------------------

COMMERZBANK AKTIENGESELLSCHAFT, SINGAPORE BRANCH

8, Shenton Way, #42-01
Temasek Tower
Singapore 068811


Fax Number: 6226 2792

Attention: Mr Derek Lau/Ms Cindy Wong




By:          Sd. Derek Lau                   By:        Sd. Shirlyn Loo
       -----------------------------------          --------------------------
Name:        Derek Lau                       Name:      Shirlyn Loo
       -----------------------------------          --------------------------
Title:       Head-Telecom, Media             Title:     Assistant Manager
       -----------------------------------          --------------------------
             & Technology/Energy
       -----------------------------------




OVERSEA-CHINESE BANKING CORPORATION LIMITED

65, Chulia Street,
OCBC Centre #10-00,
Singapore 049513.


Fax Number: 6536 9327

Attention: Mr Peter Lim King Soon





By:            Sd. Goh Chong Theng
        -----------------------------
Name:          Goh Chong Theng
        -----------------------------
Title:   Head, Wholesale Corporate Marketing
        --------------------------------------

SUMITOMO MITSUI BANKING CORPORATION, SINGAPORE BRANCH

3 Temasek Avenue
#06-01 Centennial Tower
Singapore 039190



Fax Number: 6882 0490

Attention: Mr Isao Kojima/Mr Nelson Tan





By:             Sd. Nobuhiro Ito
       -----------------------------------
Name:           Nobuhiro Ito
       -----------------------------------
Title:         Joint General Manager
       -----------------------------------





THE BANK OF TOKYO-MITSUBISHI, LTD.,
SINGAPORE BRANCH

9, Raffles Place, #01-01,
Republic Plaza,
Singapore 048619.


Fax Number: 6536 5458

Attention: Mr Gan Boon Seng/Ms Lily Tan





By:               Sd. Yasunori Fuji
       -----------------------------------
Name:             Yasunori Fuji
       -----------------------------------
Title:        Deputy General Manager
       -----------------------------------

THE HONGKONG AND SHANGHAI BANKING CORPORATION LIMITED

21, Collyer Quay, #07-00
HSBC Building
Singapore 049320


Fax number: 6222 0193

Attention: Mr Young Yi / Mr David Tang




By:           Sd. Young Yi              By:              Sd. David Tang
       -------------------------------         ---------------------------------
Name:         Young Yi                  Name:            David Tang
       -------------------------------         ---------------------------------
Title:        Vice President            Title:           Vice President
       -------------------------------         ---------------------------------
              Corproate Banking                Corporate & Institutional Banking




MIZUHO GLOBAL, LTD

1-2-16, Yaesu, Chuo-ku,
Tokyo 103-0028, Japan


Fax Number:       +81-3-3271-7240

Attention:        Ms Lee Wei Gene/Mr Ng Hock Boon

c/o      Mizuho Corporate Bank, Ltd.
         168 Robinson Road #13-00
         Capital Tower, Singapore 068912





By:           Sd. Tetsuya Kaneko
       ------------------------------
Name:         Tetsuya Kaneko
       ------------------------------
Title:        Joint General Manager
       ------------------------------

THE NORINCHUKIN BANK, SINGAPORE BRANCH

80, Raffles Place, #53-01
UOB Plaza 1
Singapore 048624


Fax number: 6538 3282

Attention: Mr Raymond Ting




By:           Sd. Yuji Shimauchi
       ---------------------------
Name:         Yuji Shimauchi
       ---------------------------
Title:        General Manager
       ---------------------------




UFJ BANK LIMITED, SINGAPORE BRANCH (formerly known as THE SANWA BANK LIMITED, SINGAPORE BRANCH)

6, Raffles Quay, #24-01,
John Hancock Tower,
Singapore 048580.


Fax Number: 6538 4636

Attention: Ms Kadelyn Kwong/Mr Teo Kiat Seong





By:            Sd. Teo Kiat Seong
       -----------------------------------
Name:          Teo Kiat Seong
       -----------------------------------
Title:         Senior Manager
       -----------------------------------

CREDIT LYONNAIS, SINGAPORE BRANCH

3, Temasek Avenue, #11-01
Centennial Tower
Singapore 039190


Fax number: 6 333 8541 / 6333 6332

Attention:   Mr John Tai / Mr Adrian Tay

             Ms Linda Seah/Ms Serene Teo (Loan Administration)




By:               Sd. Yves Rousselin
       -----------------------------------
Name:             Yves Rousselin
       -----------------------------------
Title:      First Deputy General Manager
       -----------------------------------




BAYERISCHE LANDESBANK,
SINGAPORE BRANCH

300, Beach Road, #37-01,
The Concourse,
Singapore 199555.


Fax Number: 6293 3171

Attention: Mr Michael Giang/Mr Ng Chong Inn



By:           Sd. Ng Chong Inn        By:          Sd. Michael S.C. Giang
       -----------------------------         ---------------------------------
Name:         Ng Chong Inn            Name:        Michael S.C. Giang
       -----------------------------         ---------------------------------
Title:        Vice President          Title:       Assistant Vice President
       -----------------------------         ---------------------------------

CHANG HWA COMMERCIAL BANK LTD, SINGAPORE BRANCH

1, Finlayson Green #08-00
Singapore 049246


Fax Number: 6532 0374

Attention: Mr Alec Lin/Mr Lim Hong Liang




By:           Sd. Tony Jih-Cheng Yang
       -----------------------------------
Name:         Tony Jih-Cheng Yang
       -----------------------------------
Title:        VP & General Manager
       -----------------------------------





HUA NAN COMMERCIAL BANK LTD, SINGAPORE BRANCH

80 Robinson Road #14-03
Singapore 068898


Fax Number: 6324 2878

Attention: Mr Albert Tsai/Ms Choong Pey Wan/Ms Lai Kim




By:          Sd. Oliver C.H. Hsu
       ----------------------------------
Name:        Oliver C.H. Hsu
       ----------------------------------
Title:       General Manager
       ----------------------------------

WESTLB AG, SINGAPORE BRANCH (formerly known as WESTDEUTSCHE LANDESBANK GIROZENTRALE, SINGAPORE BRANCH)

3 Temasek Avenue, #33-00
Centennial Tower
Singapore 039190


Fax number: 6333 2543 / 6 333 2542

Attention: Mr Lua Too Swee / Mr Dominic Chow



By:         Sd. Lua Too Swee              By:            Sd. Frank Aulich
       --------------------------------          ----------------------------
Name:       Lua Too Swee                  Name:          Frank Aulich
       --------------------------------          ----------------------------
Title:      Executive Director            Title:         Director
       --------------------------------          ----------------------------





THE INTERNATIONAL COMMERCIAL BANK OF CHINA, SINGAPORE BRANCH

6 Battery Road #39-03
Singapore 049909


Fax Number: 6227 1858

Attention: Mr Hubert Cheng/Ms Karol Wee



By:         Sd. Hubert Cheng
       -----------------------------------
Name:       Hubert Cheng
       -----------------------------------
Title:      VP & Deputy General Manager
       -----------------------------------

RESONA BANK LIMITED (formerly known as THE ASAHI BANK LTD, TOKYO BRANCH)

International Business Office 1-2 Otemachi 1-chome
Chiyoda-ku, Tokyo 1008106
Japan


Fax Number:  813 3213 4972

Attention: Mr Nobuya Harada

(With copy to: Ms Emily Tan/Ms Janice Toh (fax number: 6333 0797))



By:           Sd. Hirohide Hatori
       -----------------------------------
Name:         Hirohide Hatori
       -----------------------------------
Title:        Manager
       -----------------------------------

THE AGENT



ABN AMRO BANK N.V.,
SINGAPORE BRANCH

63, Chulia Street, 13th Floor,
Singapore 049514.


Fax Number: 6536 2758/6533 5493

Attention: Ms Yong Peck Yuen/Ms Connie Seah/Ms Jessica Goh




By:           Sd. Yong Peck Yuen        By:               Sd. Connie Seah
       -----------------------------           ------------------------------
Name:         Yong Peck Yuen            Name:             Connie Seah
       -----------------------------           ------------------------------
Title:        VP                        Title:            AVP
       -----------------------------           ------------------------------





THE SECURITY TRUSTEE


ABN AMRO BANK N.V.,
SINGAPORE BRANCH

63, Chulia Street, 13th Floor,
Singapore 049514.


Fax Number: 6536 2758/6533 5493

Attention: Ms Yong Peck Yuen/Ms Connie Seah/Ms Jessica Goh




By:          Sd. Yong Peck Yuen      By:            Sd. Connie Seah
       ---------------------------          ---------------------------------
Name:        Yong Peck Yuen          Name:          Connie Seah
       ---------------------------          ---------------------------------
Title:       VP                      Title:         AVP
       ---------------------------          ---------------------------------